                                  SCHEDULE 14A

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the registrant [X]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:

     [ ] Preliminary proxy statement.       [ ] Confidential, for use of the
                                                Commission only (as permitted by
                                                Rule 14a-6(e)(2)).

     [X] Definitive proxy statement.

     [ ] Definitive additional materials.

     [ ] Soliciting material pursuant to Section 240.14a-12

                           Commerce Bancshares, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                           Commerce Bancshares, Inc.
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

--------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

--------------------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

     (3) Filing Party:

--------------------------------------------------------------------------------

     (4) Date Filed:

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

                        (COMMERCE BANCSHARES, INC. LOGO)

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                 APRIL 16, 2003

     The annual meeting of the shareholders of Commerce Bancshares, Inc., will be held in the Kemper Auditorium on the 15th Floor of the Commerce Trust Building at 922 Walnut Street, Kansas City, Missouri on April 16, 2003, at 9:30 a.m., for the following purposes:

          (1) To elect five directors to the 2006 Class for a term of three years; and elect one director to the 2005 Class.

          (2) To transact such other business as may properly come before the meeting or any adjournment thereof.

     Shareholders of record at the close of business February 21, 2003, are entitled to notice of and to vote at the meeting.

     To be sure that your shares are represented at the meeting, please either complete and promptly mail the enclosed proxy card in the envelope provided for this purpose or vote through the telephone or Internet voting procedures described on the proxy card. If your shares are registered in the name of a bank or brokerage firm, telephone or Internet voting will be available to you only if offered by your bank or broker and such procedures are described on the voting form sent to you.

     Most shareholders can elect to view future proxy statements and annual reports over the Internet instead of receiving paper copies in the mail. Please refer to page 15 of the proxy statement and your proxy card for further information.

                                          By Order of the Board of Directors

                                          J. DANIEL STINNETT, Secretary

March 12, 2003

     IT IS IMPORTANT THAT YOUR STOCK BE REPRESENTED AT THE MEETING. YOU ARE URGED TO DATE, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY OR REGISTER YOUR VOTE BY TELEPHONE OR THROUGH THE INTERNET AS DESCRIBED ON THE PROXY CARD.

                                PROXY STATEMENT

                           COMMERCE BANCSHARES, INC.

                         ANNUAL MEETING APRIL 16, 2003

SOLICITATION:

     The Board of Directors of Commerce Bancshares, Inc. (the Company) P.O. Box 13686, Kansas City, Missouri 64199-3686 solicits your proxy, and asks that you vote, sign, date and promptly mail the enclosed proxy card for use at the annual meeting of shareholders to be held April 16, 2003. Most shareholders also have a choice of voting by using a toll-free telephone number or by voting over the Internet. Please refer to your proxy card or the information forwarded by your bank, broker or other holder of record to see which options are available to you.

     The cost of solicitation of proxies will be borne by the Company. In addition to solicitation by mail, proxies may be solicited personally or by telephone, telegram or via the Internet by regular employees of the Company. Brokerage houses and other custodians, nominees and fiduciaries may be requested to forward soliciting material to their principals and the Company will reimburse them for the expense of doing so. This proxy statement and proxy will be first sent to security holders on or about March 12, 2003.

     If you wish, at any time before your proxy is voted, you may revoke it by written notice to the Company, or by delivery of a later-dated proxy (including a telephone or Internet vote), or by voting in person at the meeting.

     The shares represented by all properly executed proxies will be voted as directed by you. In the absence of direction, properly executed proxies will be voted in accordance with the recommendations of the Board as set forth below.

VOTING SECURITIES AND OWNERSHIP THEREOF BY CERTAIN BENEFICIAL OWNERS AND
MANAGEMENT:

     Only shares at the close of business on February 21, 2003, are entitled to vote at the meeting, and at the close of business on said date there were outstanding 66,747,507 shares of common stock of the Company. Each holder of common stock is entitled to one vote for each share held. In the election of directors, abstentions and broker nonvotes will be considered solely for quorum purposes and are not counted for the election of directors. On all other matters presented for shareholder vote, abstentions will be treated as votes against such matters and broker nonvotes will have no effect on the outcome.

     (a) Under applicable Securities and Exchange Commission Rules, beneficial ownership of shares includes shares as to which a person has or shares voting power and/or investment power.

     As of December 31, 2002, the trust departments of the Company's subsidiary banks beneficially owned 5,974,033 shares representing 8.9% of the Company's outstanding common stock as of that date. Of those shares the subsidiary banks had (i) sole voting power over 3,830,208 shares; (ii) shared voting power over 2,143,825 shares, (iii) sole investment power over 3,831,626 shares and (iv) shared investment power over 2,142,407 shares. The Company has been advised by the subsidiary banks that the shares held by them and as to which they have sole voting power will be voted at the annual meeting for the election of directors (Proposal One). Shares held in all other fiduciary accounts will be voted as specifically directed by the co-trustees and co-executors. Shares held in custodial accounts will be voted by the owners.

     (b) The following information pertains to the common stock of the Company beneficially owned, directly or indirectly, by all directors and nominees for director, the executive officers named in the Summary Compensation Table, and by all directors, nominees and executive officers of the Company as a group as of

December 31, 2002. Such persons have sole voting and sole investment power as to such shares unless otherwise noted.

                                                              NUMBER OF     PERCENT
NAME AND ADDRESS OF BENEFICIAL OWNER                           SHARES       OF CLASS
------------------------------------                          ---------     --------
Giorgio Balzer..............................................      6,816          *
  Kansas City, Missouri
Kevin G. Barth..............................................     15,694          *
  Leawood, Kansas                                                53,088(2)
John R. Capps...............................................      4,053          *
  Creve Coeur, Missouri
W. Thomas Grant, II.........................................      1,612          *
  Shawnee Mission, Kansas
James B. Hebenstreit........................................     28,522          *
  Kansas City, Missouri                                          38,115(7)
David W. Kemper.............................................    926,768
  Clayton, Missouri                                             106,630(1)
                                                                288,503(2)
                                                                130,190(3)
                                                                754,161(4)
                                                              2,104,764(6)     6.4
Jonathan M. Kemper..........................................     49,737
  Kansas City, Missouri                                         392,419(1)
                                                                754,161(4)
                                                                277,052(2)
                                                                130,190(3)
                                                              1,052,382(6)     4.0
Seth M. Leadbeater..........................................     20,208          *
  Clayton, Missouri                                             134,915(2)
Robert C. Matthews, Jr......................................     26,514          *
  Kansas City, Missouri                                         132,550(2)
Thomas A. McDonnell.........................................      6,796          *
  Kansas City, Missouri
Terry O. Meek...............................................     25,791          *
  Springfield, Missouri
Benjamin F. Rassieur, III...................................      5,002          *
  St. Louis, Missouri
L. W. Stolzer...............................................    399,327          *
  Manhattan, Kansas                                           1,013,955(5)
V. Raymond Stranghoener.....................................      4,701          *
  St. Louis, Missouri                                            14,151(2)
William A. Sullins, Jr......................................     46,306          *
  Clayton, Missouri                                              66,625(2)
Andrew C. Taylor............................................     13,957          *
  St. Louis, Missouri
Mary Ann Van Lokeren........................................      7,386          *
  St. Peters, Missouri
Robert H. West..............................................     13,890          *
  Kansas City, Missouri
All 25 directors, nominees and executive officers as a group
  (including those listed above)............................  7,319,619       10.9

---------------

(1) Shared voting power and investment power.

(2) Shares which could be acquired within 60 days by exercise of options.

(3) Owned by corporation as to which Messrs. David W. Kemper and Jonathan M. Kemper serve as directors. Messrs. David W. Kemper and Jonathan M. Kemper disclaim beneficial ownership as to such shares.

(4) Mr. Jonathan M. Kemper has sole investment power, but shares voting power with Mr. David W. Kemper.

(5) Represents shares owned by spouse or by trust for benefit of spouse. Mr. Stolzer disclaims beneficial ownership as to such shares.

(6) Shared voting power.

(7) Owned by a corporation for which Mr. Hebenstreit serves as President. Mr. Hebenstreit disclaims beneficial ownership in these shares.

 *  Less than 1%.

                             THE BOARD OF DIRECTORS
                         RECOMMENDS A VOTE FOR ALL THE
                                NOMINEES TO THE
                                 CLASS OF 2006
                                AND THE NOMINEE
                              TO THE CLASS OF 2005

                                  PROPOSAL ONE

                             ELECTION OF DIRECTORS

     Under the Articles of Incorporation and the By-Laws of the Company, the Board of Directors is divided into three classes, each as nearly equal as possible, and the Board is authorized to determine the number of persons constituting the board. On January 31, 2003, the Board pursuant to the By-Laws, reduced the number of directors from fifteen to thirteen. The reduction was accomplished by the resignation of two employee directors from the Class of 2005, Mr. William A. Sullins, Jr., former Vice Chairman of the Company, and Mr. Robert C. Matthews, Jr., Executive Vice President of the Company. The reduction in the size of the Board and the resignation of two directors from the Class of 2005 resulted in an imbalance in the size of the classes. To balance the classes as equally as possible, Mr. David W. Kemper, currently a member of the Class of 2004, will stand for election to the Class of 2005. Upon his election, the Class of 2004 will be reduced to four directors. With the election of the nominees to the Class of 2006 and Mr. Kemper's election to the Class of 2005, there will be five members in the Class of 2006 and four members each in the classes of 2004 and 2005. Therefore, it is proposed that five directors be elected at the meeting to serve until the 2006 annual meeting (2006 Class) and one director be elected at the meeting to serve until the 2005 annual meeting (2005 Class) and until their successors shall be elected and qualified unless otherwise directed. The persons acting under the accompanying proxy intend to vote for the election of the nominees hereinafter named. Should any nominee become unable to accept nomination or election, it is intended, unless otherwise directed, that the person acting under the proxy will vote for the election of such other person as the Board of Directors of the Company may recommend. The five nominees for election as directors to the Class of 2006 who receive the greatest number of votes cast at the meeting, a quorum being present, shall become directors, and the nominee for the Class of 2005 who receives the greatest number of votes cast at the meeting, a quorum being present, shall become a director to the Class of 2005. Vacancies occurring in a class during a term are filled by the Board pursuant to the Company's By-Laws. There are no arrangements or understandings between any nominee and any other person pursuant to which the nominee was selected.

     The following information is provided with respect to each nominee:

NAME AND AGE                            PERIODS SERVED AS DIRECTOR AND BUSINESS EXPERIENCE DURING PAST 5 YEARS
------------                            ----------------------------------------------------------------------
2006 CLASS:

Giorgio Balzer, 63...................   Elected a director in December, 1990. Mr. Balzer has served as
                                        Chairman of the Board and Chief Executive Officer of Business Men's
                                        Assurance Company of America since August, 1990. He is also U.S.
                                        Representative for Assicurazioni-Generali, S.p.A., U.S. Branch, an
                                        Italian insurance group, as well as Chairman of Worldwide Assistance
                                        Services, Inc., Washington, D.C. He is also a director of Transocean
                                        Holding Corp., a Generali financial company in the U.S.

Jonathan M. Kemper, 49...............   Elected a director in January, 1997. Mr. Kemper is Vice Chairman of the Company and Vice Chairman of Commerce Bank, N.A., a subsidiary of the Company. He is a director of Tower Properties, and a trustee of the National Trust for Historic Preservation Board of Trustees and
                                        Trustee of the Kansas City Public Library. Mr. Jonathan Kemper is the
                                        brother of David W. Kemper.

Terry O. Meek, 59....................   Elected a director in April, 1989. Mr. Meek is President of Meek
                                        Lumber Yard, Inc., which operates a chain of builders' materials centers under the name Meeks Building Centers. He has served as a director of Commerce Bank, N.A., a subsidiary of the Company.

L. W. Stolzer, 68....................   Elected a director in October, 1995. Mr. Stolzer is the Chairman and
                                        Chief Executive Officer of Griffith Lumber, Inc. Griffith Lumber is a
                                        retail lumber and building materials business located in Manhattan,
                                        Kansas, marketing to commercial, industrial and construction accounts.
                                        He has served as a director of Commerce Bank, N.A., a subsidiary of the Company.

Mary Ann Van Lokeren, 55.............   Elected a director in April, 1996. Ms. Van Lokeren is the Chief
                                        Executive Officer of Krey Distributing Company. Krey Distributing
                                        Company is the exclusive Anheuser Busch wholesaler for St. Charles and
                                        Lincoln counties in Missouri. She is also a director of Laclede Gas
                                        Company and Masco Corporation. She has served as a director of
                                        Commerce Bank, N.A., a subsidiary of the Company.

2005 CLASS:

John R. Capps, 52....................   Elected a director in January, 2000. Mr. Capps has served as the
                                        President and Chief Executive Officer of Plaza Motor Company since
                                        1981. Plaza Motor Company is a retail dealership for eight luxury automobile franchises. Mr. Capps is a director of Whitfield School
                                        (from 1995-present), St. Louis Priory School (from 1988-present), Muny
                                        Opera (from 1999-present), Whitaker Foundation (from August
                                        2001-present), St. Louis Art Museum (from October 2001-present) and
                                        Contemporary Art Museum (from January 2003-present). He is Past
                                        Chairman of the Regional Business Council. He also served as a director of Commerce Bank, N.A., a subsidiary of the Company.

W. Thomas Grant, II, 52..............   Elected a director in June, 1983. Mr. Grant became the Chairman of the
                                        Board of LabOne, Inc. in October, 1995. LabOne, Inc. is a national laboratory services provider that performs insurance, clinical and substance abuse testing. Mr. Grant also serves on the board of directors for AMC Entertainment Inc. and Business Men's Assurance
                                        Company of America.

NAME AND AGE                            PERIODS SERVED AS DIRECTOR AND BUSINESS EXPERIENCE DURING PAST 5 YEARS
------------                            ----------------------------------------------------------------------


James B. Hebenstreit, 57.............   Elected a director in October, 1987. Mr. Hebenstreit has been
                                        President of Bartlett and Company since January, 1992. Bartlett and
                                        Company is engaged in grain merchandising and storage, flour and feed milling and cattle feeding. Mr. Hebenstreit is Chairman of the
                                        Company's Committee on Governance/Directors.

David W. Kemper, 52..................   Elected a director in February, 1982. Mr. Kemper is Chairman of the
                                        Board (since November, 1991), President and Chief Executive Officer of
                                        the Company and is Chairman of the Board, President, and Chief
                                        Executive Officer of Commerce Bank, N.A., a subsidiary of the Company.
                                        He is also a director of Ralcorp Holdings, Inc. and Tower Properties
                                        Company. Mr. David Kemper is the brother of Jonathan M. Kemper.

2004 CLASS:

Thomas A. McDonnell, 57..............   Elected a director in April, 2001. Mr. McDonnell is the President and
                                        Chief Executive Officer of DST Systems, Inc. DST Systems is a provider of computer software solutions to the financial services and other industries. He has been employed by DST since 1969 and has served as
                                        President since January 1973 (except for a 30 month period from
                                        October, 1984 to April, 1987). He is a director of DST Systems, Inc.,
                                        Computer Sciences Corporation, Blue Valley Ban Corp, BHA Group
                                        Holdings, Inc., Euronet Worldwide, Inc. and Garmin, LTD.

Benjamin F. Rassieur, III, 48........   Elected a director in August, 1997. Mr. Rassieur is President of Paulo
                                        Products Co. The company is engaged in commercial heat treating, electroplating, and furnace brazing services. Mr. Rassieur has served as a director of Commerce Bank, N.A., a subsidiary of the Company.

Andrew C. Taylor, 55.................   Elected a director in February, 1990. Mr. Taylor is Chairman and Chief
                                        Executive Officer of Enterprise Rent-A-Car Company (formerly
                                        Enterprise Leasing Co.) which is engaged in automobile leasing, rental and related services. He is also a director of Anheuser-Busch
                                        Companies. Mr. Taylor has served as a director of Commerce Bank, N.A., a subsidiary of the Company. Mr. Taylor is Chairman of the Company's
                                        Compensation and Human Resources Committee.

Robert H. West, 64...................   Elected a director in October, 1985. Mr. West retired as Chairman of the Board of Butler Manufacturing Company and from its board of directors on July 1, 1999. He is a director of Great Plains Energy,
                                        Inc., Burlington Northern Santa Fe Corporation and Astec Industries,
                                        Inc. Mr. West has also served as a director of Commerce Bank, N.A., a subsidiary of the Company. Mr. West is Chairman of the Company's Audit
                                        Committee

     During 2002 Messrs. James B. Hebenstreit, Benjamin F. Rassieur, III, L. W. Stolzer, Thomas A. McDonnell and Robert H. West served as members of the Audit Committee. On January 31, 2003, Mr. John R. Capps was appointed to replace Mr.
L. W. Stolzer on the Audit Committee. The role of the Audit Committee is to assist the Board of Directors in its oversight of the Company's financial reporting process. The Audit Committee annually receives the proposal of the independent public accountants for the performance of audit services for the Company and its subsidiaries, reviews the scope of audits to be performed by the independent public accountants and the internal auditing staff of the Company, and reviews annually the program of the internal auditing staff both with respect to audits performed in the prior year and scheduled audits for the ensuing year. The Audit Committee reviews quarterly and annual financial statements and discusses their content with management. The Audit Committee also receives, reviews and takes action which it deems appropriate with respect to reports submitted by the internal auditing staff and the independent public accountants. The Audit Committee held four meetings during 2002.

     The Board of Directors has appointed a Compensation and Benefits Committee to review and establish compensation to be paid to officers of the Company and to grant options pursuant to the Company's stock option plans. Directors Giorgio Balzer, Andrew C. Taylor and Mary Ann Van Lokeren presently comprise the committee which held two meetings during 2002 for these purposes. On January 31, 2003, the Board of Directors changed the name of the committee to Compensation and Human Resources Committee. On the same date, the Board of Directors added Mr. Terry O. Meek to the committee.

     The Board of Directors has established a Committee on Directors for the purpose of considering and recommending to the full Board the nominees for election to the Board of Directors of the Company. W. Thomas Grant, II, Terry O. Meek and John R. Capps, were members of the committee which held one meeting in January 2003. By February of each year, the committee makes its recommendations to the Board of its proposed slate of directors for the class of directors to be submitted to the shareholders of the Company at the annual meeting to be held the following April. On January 31, 2003, the Board of Directors changed the name of this committee to Committee on Governance/Directors and assigned additional governance responsibilities. The Board of Directors appointed Messrs. James B. Hebenstreit, W. Thomas Grant, II, Robert H. West and Andrew C. Taylor to the committee.

     The Board of Directors held four meetings during 2002. Each director, except W. Thomas Grant, II, attended 75% or more of the total number of meetings of the Board and meetings held by committees of the Board on which the respective director served.

     Directors and officers of the Company and the nominees for directors and their associates have deposit accounts with the subsidiary banks of the Company, and some directors, nominees for directors and officers and their associates also have other transactions with the subsidiary banks, including loans in the ordinary course of business, all of which were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and did not involve more than normal risk of collectibility or present other unfavorable features. As of December 31, 2002, all such loans were current.

     During 2002, subsidiaries of the Company paid Tower Properties Company $1,488,865 in rentals, $19,410 in leasing fees, $38,119 for operation of parking garages, $1,129,320 for building management fees, and $2,652,294 for other property construction and repair costs. Messrs. David Kemper and Jonathan Kemper are directors of Tower Properties Company and together with members of their immediate families own beneficially approximately 48% of the outstanding stock of Tower Properties Company.

DIRECTOR COMPENSATION:

     An employee of the Company or a subsidiary of the Company receives no additional compensation for serving as a director. Non-employee directors of the Company are required to participate in the Stock Purchase Plan for Non-Employee Directors. Under this Plan, all compensation payable to a non-employee director is credited to an account in the name of such director as earned and the Company contributes to the account of such director an additional amount equal to 25% of the compensation credited to the director's account. As of the last business day of each month, the cash balance is used to purchase from the Company whole shares of common stock of the Company based on the last sale price of the Company's common stock on such date. Each non-employee director of the Company contributes (as adjusted for the 25% contribution by the Company) the annual retainer of $10,000 (paid on a quarterly basis), fees of $3,000 for each meeting of the Board of Directors attended, and fees of $750 for attendance at each meeting of a committee of which the director was a member and attended. As of January 31, 2003, an annual fee of $5,000 will be paid to all non-employee committee chairmen.

EMPLOYMENT CONTRACTS, TERMINATION OF EMPLOYMENT AND CHANGE-IN-CONTROL
ARRANGEMENTS:

     The Company has a Severance Agreement with each of David W. Kemper, Jonathan M. Kemper, Seth M. Leadbeater, V. Raymond Stranghoener and Kevin G. Barth which provides, among other things, that if his employment is terminated by the Corporation without "cause" or by him for "good reason" either during the twelve months before or the three years after a "change in control," or if he voluntarily terminates for any reason during the 30 days following one year after a "change of control," he shall receive three times the sum of his annualized base salary in effect twelve months prior to the "change in control," and his average annual bonus for the prior three years; the greater of his actual bonus for the preceding first year or his target bonus for the current year (prorated for the year in which the termination occurs); and continuation of health and welfare benefits for him and his spouse for three years or until age 65 if sooner, at a cost equal to such rates paid from time to time by similarly situated employees of the Corporation, "grossed up" to cover any excise tax imposed by Section 4999 of the Internal Revenue Code.

EXECUTIVE COMPENSATION:

     The following information is given as to the Chief Executive Officer ("CEO") and as to each of the four most highly compensated executive officers of the Company, other than the CEO, who received total cash compensation of more than $100,000, during the fiscal year ended December 31, 2002.

                           SUMMARY COMPENSATION TABLE

                                                                            LONG TERM COMPENSATION
                                                                       ---------------------------------
                                                                               AWARDS            PAYOUTS
                                       ANNUAL COMPENSATION             -----------------------   -------
                             ---------------------------------------                   (g)
                                                            (e)           (f)       SECURITIES
                                                           OTHER       RESTRICTED   UNDERLYING     (h)           (i)
(a)                                   (c)       (d)        ANNUAL        STOCK       OPTIONS/     LTIP        ALL OTHER
NAME AND PRINCIPAL           (b)    SALARY     BONUS    COMPENSATION   AWARDS(2)       SARs      PAYOUTS   COMPENSATION(1)
POSITION                     YEAR     ($)       ($)         ($)           ($)          (#)         ($)            $
------------------           ----   -------   -------   ------------   ----------   ----------   -------   ---------------
David W. Kemper............  2002   658,200   496,000        0          115,530       89,250        0          78,720
  Chairman, President &      2001   632,850   360,000        0          166,238       80,482        0          52,565
  CEO                        2000   610,800   475,000        0          157,481       81,033        0          52,828

Jonathan M. Kemper.........  2002   345,125   173,400        0           40,421       36,750        0          10,283
  Vice Chairman              2001   331,750   126,000        0           59,494       35,280        0          49,336
                             2000   319,500   170,000        0           54,591       34,728        0          19,720

Seth M. Leadbeater.........  2002   259,375   130,600        0           30,165       17,850        0           6,437
  Executive Vice President   2001   248,750    94,000        0           43,745       16,537        0          17,872
                             2000   237,100   125,000        0           38,482       18,522        0          15,108

V. Raymond Stranghoener....  2002   226,829   100,200        0           26,934       14,700        0           6,304
  Senior Vice President      2001   217,938    84,000        0           32,667       14,332        0           7,468
                             2000   211,313    93,400        0                0        1,793        0           1,481

Kevin G. Barth.............  2002   214,005   108,500        0           24,996       12,600        0           7,529
  Senior Vice President,     2001   200,640    78,000        0           27,995       11,025        0           8,225
                             2000   181,103    80,000        0           20,189        9,261        0           8,063

---------------

(1) All Other Compensation (i) includes the total of the amounts allocated or contributed by the Company to the CERP and 401(k) Plans for the benefit of these individuals. For 2002, this is based on a maximum of 1.2% of salary in column (c) for the 401(k) Plan plus the amount allocated to each individual under the CERP Plan. For 2002, those amounts for the CERP and 401(k), respectively, are as follows: David W. Kemper -- $71,968 and $5,500; Jonathan M. Kemper -- $3,979 and $5,500; Seth M. Leadbeater -- $0 and $5,500; V. Raymond Stranghoener -- $0 and $5,500; and Kevin G.
    Barth -- $1,703 and $5,500. Other amounts are for the Group Term Life Insurance plan of the Company.

(2) As of December 31, 2002, the total number of shares and their market value (based on the closing market price) of restricted stock held by each of the named executive officers were as follows: David W. Kemper -- 13,506 shares valued at $530,651; Jonathan M. Kemper -- 4,742 shares valued at $186,313; Seth M. Leadbeater -- 3,434 shares valued at $134,922; V. Raymond Stranghoener -- 1,577 shares valued at $61,960; and Kevin G. Barth -- 2,170 shares valued at $85,259. The Company's practice is to pay dividends on restricted shares directly to the officers awarded the shares.

                     OPTION/SAR GRANTS IN LAST FISCAL YEAR


                                  INDIVIDUAL GRANTS                                            POTENTIAL
--------------------------------------------------------------------------------------        REALIZABLE
                                                   (c)                                         VALUE AT
                                                   % OF                                     ASSUMED ANNUAL
                                    (b)           TOTAL                                     RATES OF STOCK
                                   NUMBER        OPTIONS/                                        PRICE
                                     OF            SARS                                    APPRECIATION FOR
                                 SECURITIES      GRANTED          (d)                         OPTION TERM
                                 UNDERLYING         TO         EXERCISE                  ---------------------
                                OPTIONS/SARS    EMPLOYEES       OR BASE        (e)          (f)         (g)
(a)                               GRANTED       IN FISCAL        PRICE      EXPIRATION      5%          10%
NAME                                (#)            YEAR         ($/SH)         DATE         ($)         ($)
----                            ------------   ------------   -----------   ----------   ---------   ---------
David W. Kemper...............     89,250         15.07%        40.3810      3/7/2012    2,266,536   5,743,848

Jonathan M. Kemper............     36,750          6.25%        40.3810      3/7/2012      933,280   2,365,114

Seth M. Leadbeater............     17,850          3.01%        40.3810      3/7/2012      453,307   1,148,770

V. Raymond Stranghoener.......     14,700          2.48%        40.3810      3/7/2012      373,312     946,046

Kevin G. Barth................     12,600          2.13%        40.3810      3/7/2012      319,982     810,896

     Options granted (column b) include only Non-Qualified Stock Options. All substantive terms are identical -- four (4) equal vesting periods with 25% exercisable at date of grant and an additional 25% exercisable on each anniversary date thereof. The exercise price is defined as the closing market price on the date of grant, and the options are not exercisable following voluntary termination. The options are not assignable but may be exercised by the optionee's estate or beneficiary, subject to certain limitations, in the case of the death of the optionee.

   AGGREGATED OPTIONS/SAR EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION/SAR
                                     VALUES

                                                                    (d)
                                                                 NUMBER OF                      (e)
                                                                SECURITIES                   VALUE OF
                                                                UNDERLYING                  UNEXERCISED
                                    (b)                         UNEXERCISED                IN-THE-MONEY
                                  SHARES                      OPTIONS/SARS AT             OPTIONS/SARS AT
                                 ACQUIRED       (c)               FY-END                      FY-END
                                    ON         VALUE                (#)                         ($)
(a)                              EXERCISE     REALIZED         EXERCISABLE/                EXERCISABLE/
NAME                                (#)         ($)            UNEXERCISABLE               UNEXERCISABLE
----                            -----------   --------   -------------------------   -------------------------
David W. Kemper...............         0            0             268,245                    1,862,458
                                                                  127,435                      402,523

Jonathan M. Kemper............    24,423      656,895             268,370                    4,280,625
                                                                   53,884                      173,853

Seth M. Leadbeater............    10,624      294,611             130,285                    1,957,240
                                                                   26,285                       88,834

V. Raymond Stranghoener.......         0            0              13,703                       54,988
                                                                   18,639                       30,276

Kevin G. Barth................     1,039       21,399              50,773                      643,057
                                                                   17,277                       49,110

PERFORMANCE GRAPH:
(PERFORMANCE GRAPH)

                                          COMMERCE (CBSH)        NASDAQ FINANCIAL           S&P 500
                                          ---------------        ----------------           -------
1997                                           100.00                 100.00                 100.00
1998                                           100.07                  97.15                 129.03
1999                                            85.09                  96.50                 156.28
2000                                           114.14                 104.23                 142.38
2001                                           111.79                 114.53                 125.58
2002                                           120.16                 117.69                  97.72




                       FIVE YEAR CUMULATIVE TOTAL RETURN

----------------------------------------------------------------------------------------------------
                       1997          1998          1999          2000          2001          2002
----------------------------------------------------------------------------------------------------
 Commerce CBSH        100.00        100.07         85.09        114.14        111.79        120.16
----------------------------------------------------------------------------------------------------

 NASDAQ
   Financial          100.00         97.15         96.50        104.23        114.53        117.69
----------------------------------------------------------------------------------------------------

 S&P 500              100.00        129.03        156.28        142.38        125.58         97.72
----------------------------------------------------------------------------------------------------


     Assumes $100 invested 12/31/97 with dividends reinvested on a Total Return basis with Commerce (CBSH) compared to the above named indices.

RETIREMENT BENEFITS:

     The Company maintains the Commerce Bancshares Restated Retirement Plan. All employees are eligible to participate on the later of January 1st or July 1st after completion of one year of service and the attainment of age 21. The Plan provides benefits based upon earnings, age and years of participation.

     The annual benefit is determined under a cash balance formula effective January 1, 1995. Under the cash balance formula, a retirement account balance is maintained for each participant. At the end of each Plan Year beginning after December 31, 1994, the participant's account will be credited with a cash balance credit equal to a percentage of total pay for the year plus the same percentage of pay in excess of 50% of the Social Security taxable wage base for the year. Pay for this purpose is limited by Section 401(a)(17) of the Internal Revenue Code. The applicable percentage is determined by the sum of the participant's age and years of participation at the beginning of the Plan Year, and ranges from 1% for a sum of less than 30 to 4% for a sum of 75 or more. Interest is credited to the participant's account at the end of each Plan Year beginning after 1995 at a rate not less than 5% of the account balance at the end of the prior Plan Year (for 2002, the rate of interest was 5%). At retirement, the retirement account balance is converted to various annual benefit options based on actuarial factors defined in the Plan.

     In addition, the participant shall receive an annual benefit equal to his annual benefit accrued through December 31, 1994 under the Plan's prior formula, adjusted for increases in the cost of living (but not in excess of 4% per year) for each year of participation after December 31, 1994. Certain executive members of the plan will receive a special minimum benefit based on the final five-year average pay and years of service (this provision is subject to IRS approval, which has been requested).

     This Plan is fully paid for by the Company and employees covered by the Plan become fully vested after five years of service. The normal retirement age under the Plan is 65. Reduced benefits are available as early as age 55. Messrs. David Kemper, Jonathan Kemper, Leadbeater, Stranghoener and Barth have, respectively, 23, 20, 12, 2 and 18 years of service as of December 31, 2002.

     Compensation covered by the Plan for 2002 includes salary (as reported in the Summary Compensation Schedule) and was limited by Section 401(a)(17) of the Internal Revenue Code to $200,000. The compensation for 2002 covered by the Plan was: Mr. David Kemper $200,000; Mr. Jonathan Kemper $200,000; Mr. Leadbeater $200,000; Mr. Stranghoener $200,000 and Mr. Barth $200,000.

     The estimated annual benefits payable at normal retirement age for Messrs. David Kemper, Jonathan Kemper, Leadbeater, Stranghoener and Barth are $131,606, $119,769, $76,393, $38,184 and $78,718, respectively. These benefits assume the election of a retirement allowance payable as a straight life annuity to the participant.

     The Company also maintains the Commerce Executive Retirement Plan ("CERP"), effective January 1, 1995, to provide nonqualified deferred compensation for a select group of executives. The CERP is unfunded; benefits are payable from the assets of the Company. The Board of Directors may designate the CEO as a participant; other participants are selected by the CEO.

     A participant's benefit under the CERP is the amount by which (1) exceeds
(2), where (1) is the benefit that would be payable under Commerce Bancshares Retirement Plan if that benefit were calculated using the participant's total pay including any bonus deferred under a nonqualified deferred compensation plan maintained by the Company and without regard to the pay limit of Section 401(a)(17) of the Internal Revenue Code and (2) is the benefit actually payable under the Commerce Bancshares Retirement Plan.

     Compensation covered by the CERP for 2002 includes salary and bonuses as reported in the Summary Compensation Schedule. The compensation for 2002 covered by the CERP was: Mr. David Kemper $1,018,701; Mr. Jonathan Kemper $471,125; Mr. Leadbeater $353,375; Mr. Stranghoener $310,829 and Mr. Barth $267,005.

     The estimated annual benefits payable under the CERP at normal retirement age for Messrs. David Kemper, Jonathan Kemper, Leadbeater, Stranghoener and Barth are $213,699, $53,186, $0, $0 and $23,138, respectively. These benefits assume the election of a retirement allowance payable as a straight life annuity to the participant.

COMMITTEE REPORT ON EXECUTIVE COMPENSATION:

     The Company's executive compensation policy is intended to be competitive with bank holding companies in geographic proximity, comparable asset size and considered as direct competitors with the Company so that total compensation received by the executive officers of the Company is believed to be comparable on a long-term basis. The policy is also intended to offer an incentive for performance for the Company's executive officers and managers, including the chief executive officer and the four other most highly paid executive officers (collectively with the chief executive officer, the "senior executives"). The overall compensation program is designed to retain and reward on both a short and long-term basis. In the case of the Chief Executive Officer, the Committee pays particular attention to the total compensation paid to the chief executive officers of the competing bank holding companies described above but taking into consideration the relative size of the companies and their financial returns. Statistical measurements including earnings per share, return on assets, return on equity, net income, and asset quality are considered over a one to five year time frame but not weighted in regard to base salary considerations.

     During 2002, the three members of the Compensation and Benefits Committee (now known as the Compensation and Human Resources Committee) were all non-employee directors. The principal elements of the Company's executive compensation program for the fiscal year ended December 31, 2002, applicable to the Company's executive officers, including the senior executives, were:

          (1) Base salary levels are reviewed and determined annually. Consideration is given to the scope of responsibilities and to the similarity of positions with immediate competitors. In this regard, comparison is made with the compensation paid to the top five officers of comparable bank holding companies which, by virtue of their location, are considered immediate competitors. Factors included in the comparison are relative size of companies, the financial results obtained, both currently and over a period of time, and the experience and responsibility of the individuals. While the base salary compensation paid to the senior executives is somewhat below the average of the immediate competitors, the Committee believes such compensation is in line considering the relative size of the companies and also considering the Company's strong emphasis on long-term shareholder alignment through incentives such as stock options and restricted stock. In addition, the Committee reviews individual performance ratings, being the result of reviews conducted by an officer's superior. The Committee also considers responsibility changes, taking into account outstanding or improved performance. The Committee approves salary increases and salary levels after consideration of both internal and external information as set forth above. In establishing base salaries, the Committee does not assign any weight to any particular factor. The Committee reviewed national survey data and competitor data prior to recommending base salary increases during 2002.

          (2) Cash Bonus awards are considered annually. In awarding bonus payments, factors considered by the Compensation Committee include: (i) a review of the Company's financial performance as determined by the level of overall net income, as well as key statistical measurements, return on assets, return on equity, asset quality and asset growth, as compared to internal trends and selected competitors; (ii) the value created for shareholders in both the most recent year and five year trends as determined by market price of the Company stock compared to the NASDAQ financial indices; and (iii) the performance of individuals to the extent measurable in meeting budget expectations. The Committee has established performance targets that affect the granting of and size of a bonus for the top executives of the Company. Performance of the Company in relation to competitors' performance is considered but not weighted in the granting of a bonus. The Chief Executive Officer is also subject to the previous measurements. Bonuses earned as a percentage of base salary for executive officers for 2002 performance ranged from 74.6% (in the case of the chief executive officer) to 1.9%.

          (3) Stock Options are also awarded annually. They are awarded to provide individuals with long-term incentives for profitable growth and closer align the Company's senior executives with the interest of the Company's shareholders. Retention and long-term reward are both factors considered in granting stock options. The Company has implemented targeted guidelines in determining option awards to all participants in the option program including senior executives. Targeted percents range from 35% to 600% of base pay depending on the grade of the individual officer. Targeted percents may be exceeded when individual participants' performance exceed expectations. In addition to stock options, the Company also utilizes restricted stock to reward and retain key managers.

     The overall executive compensation policy described above also applies to the compensation of the Chief Executive Officer. The Compensation and Benefits Committee reviews Mr. David Kemper's performance each year and makes recommendations to the board for any increases. Mr. Kemper completes a self-appraisal which the Committee considers before making its final recommendation. Several factors are considered in the review of Mr. Kemper's performance with an overall focus on the increase in the franchise value of the company. Besides financial performance the Committee also considered factors such as growth in the human capital of the organization, the continued reinvestment and improvement of the company's product offerings and the overall focus on risk management.

     The Commerce Bancshares, Inc. Executive Incentive Compensation Plan was amended in 2002 to comply with the Internal Revenue Code (the "Code"), Section 162(m). The Code applies to the compensation paid to the executive officers of the Company named in the Summary Compensation Table. In 2002, the chief executive officer exceeded $1,000,000 in taxable compensation as defined in
Section 162(m)
and all compensation paid qualifies as performance-based compensation within the meaning of the Code and the regulations thereunder.

     The Non-Qualified Stock Option Plan was amended in 1995 to provide for a formula to determine the maximum number of options which may be granted in any one year to any one person, which means any income recognized on the exercise of a nonqualified stock option will qualify as "performance-based compensation" and will not be included in determining the compensation which is limited to $1,000,000.

     Executives other than senior executives also participate in both the bonus and stock option programs. Other elements of compensation offered to the senior executives and to all other eligible employees include participation in a 401(k) deferred contribution plan.

     Submitted by the Compensation and Human Resources Committee of the Company's Board of Directors:

        Andrew C. Taylor        Giorgio Balzer       Mary Ann Van Lokeren

AUDIT COMMITTEE REPORT

     The role of the Audit Committee is to assist the Board of Directors in its oversight of the Company's financial reporting process. The Board of Directors, in its business judgment, has determined that all members of the Audit Committee are "independent" as required by applicable listing standards of the NASDAQ. The Audit Committee operates pursuant to a Charter that was last amended and restated by the Board on January 31, 2003, a copy of which is attached to this Proxy Statement as Appendix A. As set forth in the Charter, management of the Company is responsible for the preparation, presentation and integrity of the Company's financial statements, the Company's accounting and financial reporting principles and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent auditors are responsible for auditing the Company's financial statements and expressing an opinion as to their conformity with generally accepted accounting principles.

     In the performance of its oversight function, the Audit Committee has considered and discussed the audited financial statements with management, internal auditors and the independent auditors. The Audit Committee has also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standard No. 61, Communication with Audit Committees, as currently in effect. Finally, the Audit Committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board No. 1, Independence Discussions with Audit Committees, as currently in effect, and written confirmations from management with respect to internal audit services provided by the auditors. The Audit Committee has considered whether internal audit and other non-audit services provided by the independent auditors to the Company is compatible with maintaining the auditors' independence and has discussed with the auditors their independence.

     The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting. However, the Board and the Audit Committee feel that the Audit Committee will have at least one member who will qualify as a "financial expert" as that term is defined in applicable regulations. Members of the Audit Committee rely without independent verification on the information provided to them and on the representations made by management and the independent accountants. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee has relied upon the expertise and representations of others to determine that the audit of the Company's financial statements have been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles, or that the Company's auditors are in fact "independent".

     Based on the reports and discussions described in this report, and subject to the limitations on the role and responsibilities of the Audit Committee referred to above and in the Charter, the Audit Committee recommended to the Board that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2002 to be filed with the Securities and Exchange Commission.

                        SUBMITTED BY THE AUDIT COMMITTEE
                      OF THE COMPANY'S BOARD OF DIRECTORS

Robert H. West James B. Hebenstreit Benjamin F. Rassieur, III Thomas A. McDonnell John R. Capps

JANUARY 30, 2003

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION:

     During 2002, the Compensation and Benefits Committee consisted of three members of the Board of Directors of the Company, none of whom were officers of the Company. During 2002, the Committee consisted of Ms. Mary Ann Van Lokeren and Messrs. Giorgio Balzer and Andrew C. Taylor. On January 31, 2003, the Board of Directors changed the name of the committee to Compensation and Human Resources Committee. On the same date, the Board of Directors added Mr. Terry O. Meek to the committee.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE:

     Pursuant to Section 16 of the Securities Exchange Act of 1934, the Company's Directors and certain executive officers are required to report, within specified due dates, their initial ownership of the Company's common stocks and all subsequent acquisitions, dispositions or other transfers of interest in such securities, if and to the extent reportable events occur which require reporting by such due dates. The Company is required to identify in its proxy statement whether it has knowledge that any person required to file such a report may have failed to do so in a timely manner. Based on that review, all of the Company's directors and all executive officers subject to the reporting requirements satisfied such requirements in full, except Mr. Seth M. Leadbeater, an executive of the Company, failed to timely file a Form 4 for a transaction that occurred in 2001. The late filing was reported with the filing of an amended Form 5 in 2002. Mr. Thomas A. McDonnell, a director of the Company, filed a Form 4 relating to a purchase after the due date. Mr. L. W. Stolzer, a director of the Company, filed a corrected Form 4 to correct the holding of one share of Company stock.

APPROVAL OF INDEPENDENT PUBLIC ACCOUNTANTS

  RELATIONSHIP AND APPROVAL OF AUDITORS

     Since the Company began operations in 1967, the accounting firm of KPMG LLP has examined and reported on the financial statements of the Company and has rendered certain non-audit services. The Board of Directors, upon recommendation of its Audit Committee, has determined to continue the services of this firm for the current fiscal year, ending December 31, 2003. Such services will include the examination of the financial statements of the Company for the fiscal year ending on such date and other appropriate accounting services. A member of KPMG LLP will attend the annual meeting and will have the opportunity to make a statement if desired. Such member will also be available to respond to questions of the shareholders.

  FEES PAID TO KPMG LLP

     The following is a summary of fees billed by KPMG LLP for professional services rendered during the fiscal year ended December 31, 2002:

Audit fees..................................................  $  344,000
Audit related fees..........................................      68,000
Tax fees....................................................   1,136,036
All other fees..............................................      88,730
                                                              ----------
  Total.....................................................  $1,636,766

     The audit fees billed by KPMG LLP, are for professional services rendered for the audit of the Company's annual financial statements for the fiscal year ended December 31, 2002, and for the reviews of the financial statements included in the Company's Quarterly Reports on Form 10-Q for that fiscal year.

     Audit related fees are for services rendered for the audits of several non-banking subsidiaries of the Company and audits of the Company's benefit plans. Tax services include both review and preparation of corporate income tax returns and tax consulting services. All other fees include accounting advice and small agreed upon examination procedures engagements. There were no professional services rendered for internal audit or information technology services relating to financial information systems design and implementation during 2002.

SHAREHOLDER PROPOSALS AND NOMINATIONS:

     Proposals of shareholders pursuant to Rule 14a-8 for inclusion in the proxy statement for the annual meeting of shareholders to be held on April 21, 2004, must be received by the Company at its principal offices not later than November 13, 2003. For proposals other than those submitted pursuant to Rule 14a-8, the Company's By-laws provide that shareholders must give timely written notice to the Secretary of the Company of a nomination for director or before bringing any business before the annual meeting. Notice of nominations and shareholder proposals for the annual meeting to be held on April 21, 2004 must be received by the Secretary no later than February 21, 2004 nor before January 22, 2004. To be considered, the notice must contain the name and record address of the shareholder; the class or series and number of shares of capital stock of the Company owned beneficially or of record by the shareholder; a description of all arrangements or understandings between such shareholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) or shareholder proposal is made; and a representation that such shareholder intends to appear in person or by proxy at the meeting to nominate the person or bring the business proposal before the meeting. For shareholder proposals, the notice must also set forth a brief description of the business to be brought before the meeting and the reasons for conducting such business at the meeting and any material interest of such shareholder in such business. For nominations, the notice must also set forth as to each person the shareholder proposes to nominate for election as a director the name, age, business and residence address of the person; the principal occupation or employment of the person; the class or series and number of shares of capital stock of the Company which are owned beneficially or of record by the person and any other information relating to the person nominated or the nominating shareholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Securities and Exchange Act of 1934. Such notice must also be accompanied by a written consent of each proposed nominee to be named a nominee and to serve as a director if elected.

OTHER MATTERS:

     The management does not know of any matter or business to come before the meeting other than that referred to in the notice of meeting but it is intended that, as to any such other matter or business, the person named in the accompanying proxy will vote said proxy in accordance with the judgment of the person or persons voting the same.

ELECTRONIC ACCESS TO PROXY STATEMENT AND ANNUAL REPORT:

     This proxy statement and the 2002 annual report are available on the Company's Internet site at http://www.commercebank.com/ir. Most Shareholders can elect to view future proxy statements and annual reports over the Internet instead of receiving paper copies in the mail.

     Shareholders of record can choose this option and save the Company the cost of producing and mailing these documents by filling out the online consent form by logging on to the sign-up website at http://www.econsent.com/cbsh. Shareholders who choose to view future proxy statements and annual reports over the Internet will receive an e-mail message next year with instructions containing the Internet address of those materials. The election may be withdrawn at anytime by accessing your account on the website and changing the election. Shareholders do not have to elect Internet access each year.

     Shareholders who hold their Company stock through a bank, broker or other holder of record, should refer to the information provided by that entity for instructions on how to elect to view future proxy statements and annual reports over the Internet.

     Some Shareholders who hold their Company stock through a bank, broker or other holder of record and who elect electronic access will receive an e-mail next year containing the Internet address to use to access the Company's proxy statement and annual report.

                                          By Order of the Board of Directors

                                          J. DANIEL STINNETT
                                          Secretary

March 12, 2003

                                                                      APPENDIX A

                           COMMERCE BANCSHARES, INC.

                            AUDIT COMMITTEE CHARTER

AUDIT COMMITTEE PURPOSE

     The Audit Committee is appointed by the Board of Directors to assist the Board in monitoring:

          (1) the integrity of the financial statements of Commerce Bancshares, Inc. (the "Company");

          (2) the independent auditor's qualifications and independence;

          (3) the performance of the Company's internal audit function and independent auditors; and

          (4) the compliance by the Company with legal and regulatory requirements.

     The Audit Committee shall prepare the report required by the rules of the Securities and Exchange Commission (the "Commission") to be included in the Company's annual proxy statements.

COMMITTEE MEMBERSHIP

     The Audit Committee shall consist of no fewer than three members. The members of the Audit Committee shall meet the independence and experience requirements of the New York Stock Exchange, Section 10A(m)(3) of the Securities Exchange Act of 1934 (the "Exchange Act"), Nasdaq and the rules and regulations of the Commission. Audit Committee members must be able to read and understand financial statements at the time of their appointment. At least one member of the Audit Committee shall be an "audit committee financial expert" as defined by the Commission. The members of the Audit Committee shall be appointed by the Board on the recommendation of the Committee on Governance/Directors. Audit Committee members may be replaced by the Board.

MEETINGS

     The Audit Committee shall meet as often as it determines, but not less frequently than quarterly. The Audit Committee shall meet periodically with management, the internal auditors and the independent auditor in separate executive sessions. The Audit Committee may request any officer or employee of the Company or the Company's outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

COMMITTEE AUTHORITY AND RESPONSIBILITIES

     The Audit Committee shall have the sole authority to appoint or replace the independent auditor. The Audit Committee shall be directly responsible for the compensation and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. The independent auditor shall report directly to the Audit Committee.

     The Audit Committee shall pre-approve all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for the Company by its independent auditor, subject to the de minimus exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act, which are approved by the Audit Committee prior to the completion of the audit.

     The Audit Committee shall have the authority, to the extent it deems necessary or appropriate, to retain independent legal, accounting or other advisors. The Company shall provide for appropriate funding, as determined by the Audit Committee, for payment of compensation to the independent auditor for the purpose of rendering or issuing an audit report and to any advisors employed by the Audit Committee.

     The Audit Committee shall make regular reports to the Board. The Audit Committee shall review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.

     The Audit Committee, to the extent it deems necessary or appropriate, shall:

  FINANCIAL STATEMENT AND DISCLOSURE MATTERS

     1. Review and discuss with management and the independent auditor the annual audited financial statements, including disclosures made in management's discussion and analysis, and recommend to the Board whether the audited financial statements should be included in the Company's Form 10-K.

     2. Discuss with management and the independent auditor the Company's quarterly financial statements prior to the filing of its Form 10-Q, including the results of the independent auditor's review of the quarterly financial statements.

     3. Discuss with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements, including any significant changes in the Company's selection or application of accounting principles, any major issues as to the adequacy of the Company's internal controls and any special steps adopted in light of material control deficiencies.

     4. Review and discuss annually reports from the independent auditors on:

          (a) All critical accounting policies and practices to be used.

          (b) All alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor.

          (c) Other material written communications between the independent auditor and management, such as any management letter or schedule of unadjusted differences.

     5. Discuss with management and the independent auditor the effect of regulatory and accounting initiatives as well as off-balance sheet structures on the Company's financial statements.

     6. Discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit, including any difficulties encountered in the course of the audit work, any restrictions on the scope of activities or access to requested information, and any significant disagreements with management.

     7. Review disclosures made to the Audit Committee by the Company's CEO and CFO during their certification process for the Form 10-K and Form 10-Q about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Company's internal control.

     8. Review and approve all related party transactions.

  OVERSIGHT OF THE COMPANY'S RELATIONSHIP WITH THE INDEPENDENT AUDITOR

     9. Ensure the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law.

     10. Meet with the independent auditor prior to the audit to discuss the planning and staffing of the audit.

     11. The independent auditor shall submit to the audit committee annually a formal written statement delineating all relationships between the independent auditor and the Company ("Statement as to Independence"), addressing each non-audit service provided to the Company and at least the matters set forth in Independence Standards Board No. 1.

  OVERSIGHT OF THE COMPANY'S INTERNAL AUDIT FUNCTION

     12. Review the appointment and replacement of the internal audit director.

     13. Review the significant reports to management prepared by the internal audit department together with management's responses and follow-up to these reports.

     14. Discuss with the independent auditor and management internal audit department responsibilities, budget, qualifications and staffing and any recommended changes in the planned scope of the internal audit department.

     15. Review for completion of annual regulatory requirements performed by internal audit such as FDICIA and 12 CFR 9.

 COMPLIANCE OVERSIGHT RESPONSIBILITIES

     16. Obtain from the independent auditor assurance that Section 10A(b) of the Exchange Act (communication of illegal acts) has not been implicated.

     17. Obtain reports from management, the Company's internal audit director and the independent auditor that the Company is in conformity with applicable legal requirements and the Company's Code of Ethics. Review reports and disclosures of insider and affiliated party transactions. Advise the Board with respect to the Company's policies and procedures regarding compliance with applicable laws and regulations and with the Company's Code of Ethics.

     18. Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

     19. Discuss with management and the independent auditor any correspondence with regulators or governmental agencies and any published reports, which raise material issues regarding the Company's financial statements or accounting policies.

     20. Discuss with the Company's General Counsel legal matters that may have a material impact on the financial statements or the Company's compliance policies.

LIMITATION OF AUDIT COMMITTEE'S ROLE

     While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the independent auditor.

COMMERCE BANCSHARES, INC.

C/O EQUISERVE TRUST COMPANY N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694

    To our Shareholders:

    Commerce Bancshares, Inc. encourages you to vote your shares electronically this year either by telephone or via the Internet. This will eliminate the need to return your proxy card. You will need your proxy card and Social Security Number (where applicable) when voting your shares electronically. The Voter Control Number that appears in the box below must be used in order to vote by telephone or via the Internet.

    The EquiServe Vote by Telephone and Vote by Internet systems can be accessed 24-hours a day, seven days a week until the day prior to the meeting.

                              VOTER CONTROL NUMBER
                           ---------------------------

                           ---------------------------

                 YOUR VOTE IS IMPORTANT. PLEASE VOTE IMMEDIATELY.

--------------------------------------------------------------------------------
   VOTE-BY-INTERNET       (GRAPHIC)             VOTE-BY-TELEPHONE      (GRAPHIC)
                                       OR
1. LOG ON TO THE INTERNET AND GO TO          1. USING A TOUCH-TONE PHONE CALL
   HTTP://WWW.EPROXYVOTE.COM/CBSH               TOLL-FREE 1-877-PRX-VOTE
                                                (1-877-779-8683)

2. ENTER YOUR VOTER CONTROL NUMBER           2. FROM OUTSIDE THE UNITED STATES,
   LISTED ABOVE AND FOLLOW THE EASY STEPS       CALL DIRECT 1-201-536-8073.
   OUTLINED ON THE SECURED WEBSITE.
--------------------------------------------------------------------------------
                 IF YOU VOTE OVER THE INTERNET OR BY TELEPHONE,
                          PLEASE DO NOT MAIL YOUR CARD.


            DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL
--------------------------------------------------------------------------------

                                                                            1573
[X] PLEASE MARK
    VOTES AS IN
    THIS EXAMPLE.

---------------------------------------------------------
THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL NOMINEES
---------------------------------------------------------

1. Proposal 1                                                 NOMINEES:                 NOMINEE:
   Election of                   FOR    WITHHELD              Class of 2006             Class of 2005
   Directors to the     FOR                       WITHHELD    01 Giorgio Balzer         06 David W. Kemper
   Class of 2006 &      ALL      [ ]      [ ]     FROM ALL    02 Jonathan M. Kemper
   to the Class of    NOMINEES                    NOMINEES    03 Terry O. Meek
   2005                                                       04 L.W. Stolzer
                                                              05 Mary Ann Van Lokeren
             [ ]
                ------------------------------------------
                 FOR ALL NOMINEES EXCEPT AS WRITTEN ABOVE


                                                          Change of
                                                          Address on      [ ]
                                                          Reverse Side

                                   Please sign this proxy exactly as name
                                   appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, administrator, trustee or guardian, please give full title as such. The signer hereby revokes all proxies heretofore given by the signer to vote at said meeting or any adjournments thereof.


Signature:                Date:          Signature:                Date:
          ---------------      --------            ---------------      --------

       IMPORTANT: PLEASE VOTE BY SIGNING YOUR PROXY AND RETURNING IT IN THE ENVELOPE PROVIDED OR TAKE ADVANTAGE OF INTERNET OR TELEPHONE VOTING
                        AS DESCRIBED ON THE REVERSE SIDE.

         ANY SHAREHOLDER WHO IS RECEIVING MULTIPLE COPIES OF THE ANNUAL REPORT AND ANY OTHER MAILINGS FROM COMMERCE BANCSHARES, INC. ARE
     ENCOURAGED TO CALL EQUISERVE TRUST COMPANY NA, OUR TRANSFER AGENT, AT
         1-800-317-4445 FOR ASSISTANCE IN CONSOLIDATING COMMON OWNERSHIP
        POSITIONS. REDUCING MAILINGS WILL IMPROVE THE COMPANY'S OPERATING
             EFFICIENCIES. HEARING IMPAIRED #: TDD: 1-800-952-9245.


                                   DETACH HERE
--------------------------------------------------------------------------------

PROXY

                            COMMERCE BANCSHARES, INC.

               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Jonathan M. Kemper and David W. Kemper, or either of them, as agents and proxies with full power of substitution in each, to represent the undersigned at the annual meeting of shareholders to be held on April 16, 2003, or any adjournment or postponement thereof, on all matters coming before the meeting. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting and all other matters incident to the conduct of the meeting.

    Election of Directors, Nominees:
    Class of 2006

    (01) Giorgio Balzer,    (02) Jonathan M. Kemper,      (03) Terry O. Meek,
    (04) L.W. Stolzer,      (05) Mary Ann Van Lokeren

    Class of 2005

    (06) David W. Kemper

YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICES BY MARKING THE APPROPRIATE BOXES. SEE REVERSE SIDE, BUT YOU NEED NOT MARK ANY BOXES IF YOU WISH TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS. YOUR SHARES CANNOT BE VOTED UNLESS YOU SIGN AND RETURN THIS CARD OR YOU ELECT TO VOTE YOUR SHARES ELECTRONICALLY BY TELEPHONE OR VIA THE INTERNET.

--------------------------------------------------------------------------------
           PLEASE VOTE, DATE AND SIGN THIS PROXY ON THE OTHER SIDE AND
                    RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?                    DO YOU HAVE ANY COMMENTS?

----------------------------------------     -----------------------------------

----------------------------------------     -----------------------------------

----------------------------------------     -----------------------------------
If you have written in the above space,
please mark the corresponding box on the reverse side of this card.